UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

John Hancock
MUTUAL FUNDS

John Hancock
Tax-Advantaged Global Shareholder Yield Fund

Annual Report
10.31.11

Ticker | **HTY**

Management’s discussion of
Fund performance

By Epoch Investment Partners, Inc. and Analytic Investors, LLC

Global equities managed positive returns during a volatile 12-month period ended October 31, 2011 which saw large macroeconomic concerns dominate trading and lead to a series of “risk-on/risk-off” market moves as investor sentiment swung between positive and negative on the latest news. For the fiscal year ended October 31, 2011, John Hancock Tax-Advantaged Global Shareholder Yield Fund had total returns of 4.62% at net asset value (NAV) and 1.63% at market value. The difference in the Fund’s NAV return and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which causes it to trade at a discount or a premium to the Fund’s NAV share price at any time. By comparison, the Fund’s benchmark, the MSCI World Index, had a return of 2.30%. The average return of the diversified equity closed-end funds tracked by UBS Securities LLC was 3.94% at NAV and 0.99% at market price. The Fund’s annualized distribution rate was 11.88% at NAV and 11.62% at closing market price on October 31, 2011. The Fund’s investments are mainly in securities that provide preferential tax treatment. The tax characteristics of distributions paid during the year were evenly split between income and return of capital.

The leading contributions to performance came from stock selection in the utilities and consumer staples sectors. The Fund also benefited from an underweight position in the financial segment, the poorest-performing sector in the index. The number-one individual contributor to relative performance was multi-utility NiSource, Inc., which reported strong quarterly results and benefited from a positive regulatory review. Other leading contributors in the sector were U.K.-based Scottish & Southern Energy PLC, which made a number of beneficial acquisitions during the year; and U.S.-based Southern Company. Relative to the benchmark, it hurt to be underrepresented in the energy sector, which was the best-performing segment of the market for the fiscal year. The Fund’s industrials and telecommunication holdings also underperformed, largely as a result of stock selection. The options component of the Fund posted negative returns of –1.25% and detracted from performance; however, this slice of the portfolio outperformed its benchmark, the options component of the CBOE S&P 500 BuyWrite Index (BXM), which returned –3.66%. The primary sources of underperformance were options written on the S&P 500 Index. Also, certain sector options underperformed, such as call options written on the semiconductor sector. In terms of positive contributors, options written on certain underperforming indexes — such as small-cap indexes — helped most.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Portfolio summary

Top 10 Holdings (35.2% of Net Assets on 10-31-11)[1,2]

NiSource, Inc.	4.5%	TECO Energy, Inc.	3.2%

Verizon Communications, Inc.	4.2%	Royal Dutch Shell PLC	3.0%

Altria Group, Inc.	4.0%	Arthur J. Gallagher & Company	2.9%

Scottish & Southern Energy PLC	3.9%	Philip Morris International, Inc.	2.9%

BCE, Inc.	3.9%	Reynolds American, Inc.	2.7%

Top 10 Countries[1,2,3]

United States	53%	Italy	3%

United Kingdom	20%	Switzerland	3%

Canada	5%	Netherlands	3%

France	4%	Taiwan	1%

Germany	3%	Brazil	1%

Sector Composition[1,3]

Utilities	28%	Energy	6%

Consumer Staples	19%	Consumer Discretionary	4%

Telecommunication Services	15%	Information Technology	4%

Financials	7%	Materials	3%

Health Care	7%	Short-Term Investments & Other	1%

Industrials	6%

1 As a percentage of net assets on 10-31-11.

2 Cash and cash equivalents not included.

3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	7

Fund’s investments

As of 10-31-11

	Shares	Value
Common Stocks 97.83%		$112,282,431

(Cost $109,049,176)

Australia 0.76%		872,811

Westpac Banking Corp.	37,500	872,811

Belgium 0.39%		448,150

Mobistar SA	7,900	448,150

Brazil 1.08%		1,241,279

CPFL Energia SA	97,000	1,241,279

Canada 5.21%		5,975,203

BCE, Inc.	111,700	4,427,657

Shaw Communications, Inc., Class B	76,400	1,547,546

France 3.74%		4,291,121

SCOR SE	56,800	1,321,201

Total SA	21,450	1,121,695

Vivendi SA	82,500	1,848,225

Germany 3.47%		3,984,526

BASF SE	22,800	1,657,031

Deutsche Telekom AG	64,100	812,678

Muenchener Rueckversicherungs — Gesellschaft AG (MunichRe)	11,300	1,514,817

Italy 3.16%		3,628,351

Enel SpA	367,200	1,726,303

Terna Rete Elettrica Nazionale SpA	498,100	1,902,048

Netherlands 3.00%		3,439,135

Royal Dutch Shell PLC, ADR	48,500	3,439,135

Norway 0.51%		581,811

Orkla ASA	67,150	581,811

Philippines 1.04%		1,199,664

Philippine Long Distance Telephone Company, ADR	21,600	1,199,664

Switzerland 3.08%		3,538,626

Nestle SA	37,500	2,170,115

Swisscom AG	3,400	1,368,511

Taiwan 1.19%		1,371,794

Taiwan Semiconductor Manufacturing Company, Ltd., ADR	108,700	1,371,794

8	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

	Shares	Value
United Kingdom 19.91%		$22,845,942

AstraZeneca PLC, ADR (C)	37,700	1,806,207

BAE Systems PLC	681,200	3,008,957

British American Tobacco PLC	29,850	1,366,005

Diageo PLC, ADR	26,800	2,221,184

FirstGroup PLC	320,900	1,713,537

GlaxoSmithKline PLC	39,900	894,340

Imperial Tobacco Group PLC	75,000	2,733,241

Logica PLC	410,500	617,478

National Grid PLC	72,200	715,128

Scottish & Southern Energy PLC	206,800	4,444,380

United Utilities Group PLC	144,000	1,400,827

Vodafone Group PLC	694,000	1,924,658

United States 51.29%		58,864,018

Altria Group, Inc.	166,300	4,581,565

Arthur J. Gallagher & Company	108,600	3,355,740

AT&T, Inc.	77,800	2,280,318

Automatic Data Processing, Inc.	11,700	612,261

Bristol-Myers Squibb Company (C)	90,000	2,843,100

CenturyLink, Inc.	8,300	292,658

ConocoPhillips	16,800	1,170,120

Diamond Offshore Drilling, Inc.	16,500	1,081,410

Duke Energy Corp. (C)	122,500	2,501,450

E.I. du Pont de Nemours & Company	25,050	1,204,154

Integrys Energy Group, Inc.	37,100	1,962,961

Lorillard, Inc. (C)	20,000	2,213,200

Merck & Company, Inc.	68,800	2,373,600

Microchip Technology, Inc. (C)	45,600	1,648,896

NiSource, Inc. (C)	232,600	5,138,134

PepsiCo, Inc.	8,500	535,075

Philip Morris International, Inc. (C)	46,800	3,269,916

Pitney Bowes, Inc.	55,600	1,133,128

Progress Energy, Inc.	51,600	2,688,360

R.R. Donnelley & Sons Company	45,800	746,540

Regal Entertainment Group (C)	83,700	1,208,628

Reynolds American, Inc. (C)	79,200	3,063,456

SCANA Corp.	30,900	1,306,452

Southern Company (C)	58,800	2,540,160

TECO Energy, Inc. (C)	200,000	3,714,000

Vectren Corp.	22,400	635,712

Verizon Communications, Inc. (C)	128,800	4,763,024

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	9

		Shares	Value
Preferred Securities 0.85%			$976,580

(Cost $854,267)

United States 0.85%			976,580

MetLife, Inc., Series B, 6.500% (C)		38,600	976,580

	Yield (%)	Shares	Value
Short-Term Investments 1.59%			$1,821,287

(Cost $1,821,287)

Money Market Funds 0.65%			741,287

State Street Institutional Treasury Money
Market Fund (Y)	0.000	741,287	741,287

		Par value	Value
Repurchase Agreement 0.94%			$1,080,000

Repurchase Agreement with State Street Corp. dated 10-31-11 at 0.010%
to be repurchased at $1,080,000 on 11-1-11, collateralized by $1,070,000
U.S. Treasury Bills, 1.375% due 11-30-15 (valued at $1,102,100,
including interest).		$1,080,000	1,080,000

Total investments (Cost $111,724,729)† 100.27%			$115,080,298

Other assets and liabilities, net (0.27%)			($314,289)

Total net assets 100.00%			$114,766,009

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(C) All or a portion of this security is segregated as collateral for options overlay (see Note 3). Total collateral value at 10-31-11 was $22,254,895.

(Y) The rate shown is the annualized seven-day yield as of 10-31-11.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $113,660,091. Net unrealized appreciation aggregated $1,420,207, of which $5,381,309 related to appreciated investment securities and $3,961,102 related to depreciated investment securities.

The Fund had the following sector composition as a percentage of total net assets on 10-31-11:

Utilities	28%
Consumer Staples	19%
Telecommunication Services	15%
Financials	7%
Health Care	7%
Industrials	6%
Energy	6%
Consumer Discretionary	4%
Information Technology	4%
Materials	3%
Short Term Investments & Other	1%

10	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $111,724,729)	$115,080,298
Cash	77
Foreign currency, at value (Cost $28,200)	28,120
Dividends and interest receivable	456,654
Other receivables and prepaid expenses	20,253

Total assets	115,585,402

Liabilities

Written options, at value (Premiums received $672,884) (Note 3)	724,750
Payable to affiliates
Accounting and legal services fees	1,431
Trustees’ fees	6,712
Other liabilities and accrued expenses	86,500

Total liabilities	819,393

Net assets

Paid-in capital	$152,288,986
Accumulated distributions in excess of net investment income	(4,210)
Accumulated net realized loss on investments, written options and foreign
currency transactions	(40,839,455)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	3,320,688

Net assets	$114,766,009

Net asset value per share

Based on 9,467,556 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.12

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	11

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$8,044,367
Interest	261
Less foreign taxes withheld	(488,114)

Total investment income	7,556,514

Expenses

Investment management fees (Note 5)	1,180,297
Accounting and legal services fees (Note 5)	15,994
Transfer agent fees	28,364
Trustees’ fees (Note 5)	51,293
Printing and postage	69,580
Professional fees	66,610
Custodian fees	54,354
Stock exchange listing fees	18,640
Other	24,292

Total expenses	1,509,424

Net investment income	6,047,090

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	6,382,234
Written options (Note 3)	(1,650,806)
Foreign currency transactions	(36,896)

4,694,532
Change in net unrealized appreciation (depreciation) of
Investments	(5,163,909)
Written options (Note 3)	(62,766)
Translation of assets and liabilities in foreign currencies	6,533

(5,220,142)

Net realized and unrealized loss	(525,610)

Increase in net assets from operations	$5,521,480

12	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10
Increase (decrease) in net assets

From operations
Net investment income	$6,047,090	$5,967,118
Net realized gain (loss)	4,694,532	(2,849,493)
Change in net unrealized appreciation (depreciation)	(5,220,142)	14,620,004

Increase in net assets resulting from operations	5,521,480	17,737,629

Distributions to shareholders
From net investment income	(6,784,389)	(5,812,586)
From tax return of capital	(6,798,693)	(7,669,225)

Total distributions	(13,583,082)	(13,481,811)

From Fund share transactions (Note 6)	714,891	953,232

Total increase (decrease)	(7,346,711)	5,209,050

Net assets

Beginning of year	122,112,720	116,903,670

End of year	$114,766,009	$122,112,720

Accumulated distributions in excess of net investment income	($4,210)	($4,146)

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	13

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since inception.

COMMON SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07[1]

Per share operating performance

Net asset value, beginning of period	$12.98	$12.53	$12.92	$19.58	$19.10[2]
Net investment income[3]	0.64	0.64	0.72	1.05	0.02
Net realized and unrealized gain (loss)
on investments	(0.06)	1.25	0.42	(5.91)	0.50
Total from investment operations	0.58	1.89	1.14	(4.86)	0.52
Less distributions to common shareholders
From net realized gain	—	—	—	(0.38)	—
From net investment income	(0.72)	(0.62)	(0.70)	(1.03)	—
From tax return of capital	(0.72)	(0.82)	(0.83)	(0.39)	—
Total distributions	(1.44)	(1.44)	(1.53)	(1.80)	—
Anti-dilutive impact of repurchase plan	—	—	—[4,5]	—	—
Offering costs related to common shares	—	—	—[4]	—	(0.04)
Net asset value, end of period	$12.12	$12.98	$12.53	$12.92	$19.58
Per share market value, end of period	$12.39	$13.66	$11.33	$11.00	$20.20
Total return at net asset value (%)[6]	4.62	16.33	11.05	(25.56)	2.51[7,8]
Total return at market value (%)[6]	1.63	35.39	17.94	(38.57)	1.00[8]

Ratios and supplemental data

Net assets applicable to common shares, end of
period (in millions)	$115	$122	$117	$121	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.25	1.29	1.23	1.46[9]
Expenses net of fee waivers and credits	1.28	1.25	1.29	1.23	1.30[9]
Net investment income	5.12	5.15	6.01	6.29	1.10[9]
Portfolio turnover (%)	95	96	126	195	3

1 Period from 9-26-07 (inception date) to 10-31-07.
2 Reflects the deduction of a $0.90 per share sales load.
3 Based on the average daily shares outstanding.
4 Less than $0.005 per share.
5 The repurchase plan was completed at an average repurchase price of $11.09 for 17,400 shares. The redemption for the year ended 10-31-09 was $192,900 and had a less than $0.005 NAV impact.
6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
7 Total returns would have been lower had certain expenses not been reduced during the periods shown.
8 Not annualized.
9 Annualized.

14	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a closed-end diversified management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	15

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$872,811	—	$872,811	—
Belgium	448,150	—	448,150	—
Brazil	1,241,279	$1,241,279	—	—
Canada	5,975,203	5,975,203	—	—
France	4,291,121	—	4,291,121	—
Germany	3,984,526	—	3,984,526	—
Italy	3,628,351	—	3,628,351	—
Netherlands	3,439,135	3,439,135	—	—
Norway	581,811	—	581,811	—
Philippines	1,199,664	1,199,664	—	—
Switzerland	3,538,626	—	3,538,626	—
Taiwan	1,371,794	1,371,794	—	—
United Kingdom	22,845,942	4,027,391	18,818,551	—
United States	58,864,018	58,864,018	—	—
Preferred Securities
United States	976,580	976,580	—	—
Short-Term Investments	1,821,287	741,287	1,080,000	—

Total Investments in
Securities	$115,080,298	$77,836,351	$37,243,947	—
Other Financial
Instruments:
Written Options	($724,750)	($724,750)	—	—

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers into or out of Level 1, Level 2 or Level 3 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in investment companies are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

16	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $38,955,959 available to offset future net realized capital gains as of October 31, 2011. The loss carryforward expires as follows: October 31, 2017 — $36,216,108 and October 31, 2018 — $2,739,851.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	17

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows:

	OCTOBER 31, 2011	OCTOBER 31, 2010

Ordinary Income	$6,784,389	$5,812,586
Tax Return of Capital	$6,798,693	$7,669,225

As of October 31, 2011, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions and derivative transactions.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

18	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended October 31, 2011, the Fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The following tables summarize the Fund’s written options activities during the year ended October 31, 2011 and the contracts held at October 31, 2011.

		PREMIUMS
	NUMBER OF	RECEIVED
	CONTRACTS	(PAID)

Outstanding, beginning of year	1,062	$1,008,725
Options written	10,127	12,999,328
Options closed	(8,039)	(12,068,430)
Options expired	(2,400)	(1,266,739)
Outstanding, end of year	750	$672,884

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
S&P 100 Index	$570	Nov 2011	715	$602,911	($629,200)
S&P 400 MidCap Index	880	Nov 2011	35	69,973	(95,550)
Total			750	$672,884	($724,750)

Annual report | Tax-Advantaged Global Shareholder Yield Fund	19

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options, at value	Written options	—	($724,750)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain	($1,650,806)
	(loss)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	($62,766)
	appreciation
	(depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equal to 1.00% annually of the Fund’s average daily gross assets. Under the advisory agreement, gross assets of the Fund means total assets of the Fund (including any form of investment leverage) minus the sum of accrued liabilities. The Adviser has subadvisory agreements with Epoch Investment Partners, Inc. and Analytic Investors, LLC. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

20	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

In December 2008, the Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. On December 8, 2009, the Trustees approved the renewal of the Fund’s share repurchase plan. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009). At December 31, 2010, the plan was not renewed. There were no share repurchases for the year ended October 31, 2011 or for the year ended October 31, 2010.

Transactions in Fund shares for the year ended October 31, 2011 and for the year ended October 31, 2010 were as follows:

	Year ended 10-31-11		Year ended 10-31-10
	Shares	Amount	Shares	Amount
Shares issued	—	—	—	—
Sold	—	—	—	—
Distributions reinvested	57,195	$714,891	77,761	$953,232
Repurchased	—	—	—	—

Net increase	57,195	$714,891	77,761	$953,232

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $111,022,510 and $120,362,720, respectively, for the year ended October 31, 2011.

Note 8 — Subsequent event

On December 1, 2011, the Fund declared a quarterly distribution of $0.32 per share, a decrease of 11.11% from its previous quarterly distribution rate of $0.36 per share.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	21

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Tax-Advantaged Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2011

22	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends-received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	23

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices. The Fund began operations on September 26, 2007.

Effective June 10, 2009, the Board approved a change in the Fund’s benchmark index from the S&P/Citigroup Developed Broad Market Index to the MSCI World Index. The Board also approved a conforming change to the Fund’s investment policies to reflect that Epoch Investment Partners, Inc. seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index, rather than the S&P/Citigroup Developed Broad Market Index.

On March 9, 2011, the Fund’s Trustees approved certain investment policy changes, as summarized below:

(i) investment policy stating that “Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world.” was replaced with the following: “Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world.”;

(ii) investment policy stating that “Under normal market conditions, the Fund will invest primarily in a diversified portfolio of dividend-paying stocks of issuers located throughout the world that Epoch believes at the time of investment are eligible to pay tax-advantaged dividends.” was replaced with the following: “Under normal market conditions, the Fund will invest primarily in a diversified portfolio of dividend-paying securities of issuers located throughout the world that Epoch believes at the time of investment are eligible to pay tax-advantaged dividends.”;

(iii) investment policy stating that “In selecting securities for the Fund’s portfolio, Epoch will focus on dividend-paying common stocks and to a lesser extent preferred stocks that produce an attractive level of tax-advantaged income.” was replaced with the following: “In selecting securities for the Fund’s portfolio, Epoch will focus on dividend-paying common stocks and to a lesser extent preferred securities that produce an attractive level of tax-advantaged income.”; and

(iv) investment policy stating that “The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by a sub-adviser to the Fund, Epoch Investment Partners, Inc. (“Epoch”).” was replaced with the following: “The Fund may invest in preferred securities of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred securities, to invest only in preferred securities of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by a sub-adviser to the Fund, Epoch Investment Partners, Inc. (“Epoch”).”

24	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Bylaws

On December 6, 2011, the Fund’s bylaws were amended with respect to the period during which a shareholder proposal for Trustee nominations and other proposals by the Fund’s shareholders would need to be submitted to the Fund to be considered timely. Among other conditions, the revised provision requires that a shareholder’s notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund by (i) not later than the close of business on the 90th day nor (ii) earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. In the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered (i) not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund.

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the year ended October 31, 2011, distributions from net investment income and tax return of capital totaling $1.4400 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT DATE	DISTRIBUTIONS

December 31, 2010	$0.3600
March 31, 2011	0.3600
June 30, 2011	0.3600
September 30, 2011	0.3600
Total	$1.4400*

*Includes $0.72 of tax return of capital.

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New

Annual report | Tax-Advantaged Global Shareholder Yield Fund	25

York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

26	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	27

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreements (together, the Subadvisory Agreements) between the Adviser and each of Epoch Investment Partners, Inc. and Analytic Investors, LLC (together, the Subadvisers) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreements are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadvisers. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadvisers to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Peer Group, as determined by Morningstar, and with the Fund’s benchmark index. The Peer Group represents funds that invest similarly to the way the Fund invests and funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadvisers or their affiliates that result from being the Adviser or Subadvisers to the Fund; (b) a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services

28	Tax-Advantaged Global Shareholder Yield Fund | Annual report

provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreements between the Adviser and each of the Subadvisers with respect to the Fund, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadvisers and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadvisers, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadvisers responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered each Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadvisers’ compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadvisers to their other clients, including other

Annual report | Tax-Advantaged Global Shareholder Yield Fund	29

registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadvisers’ services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the generally higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value) over certain time periods ended December 31, 2010 and that of its Peer Group and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Tax-Advantaged Global Shareholder	8.81%	0.35%	—	—
Yield Fund
World Stock Peer Group Median	11.25%	–3.09%	—	—
MSCI World NR Index	11.76%	–4.85%	—	—

The Board noted the Fund underperformed its Peer Group’s median performance and its benchmark index’s performance over the one-year period. The Board also noted that the Fund outperformed its Peer Group’s median performance and its benchmark index’s performance over the three-year period.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadvisers for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadvisers to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees

30	Tax-Advantaged Global Shareholder Yield Fund | Annual report

(e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio). The Gross Expense Ratio is based on common assets and includes interest expense and the Net Expense Ratio is based on common assets but excludes interest expense. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was two basis points below the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND	PEER GROUP MEDIAN

Advisory Fee Ratio	1.00%	1.02%
Gross Expense Ratio	1.25%	1.51%
Net Expense Ratio	1.25%	1.25%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that the subadvisory fee under the Subadvisory Agreement had been negotiated by the Adviser and the Subadvisers on an arm’s-length basis. For this reason, each Subadviser’s separate profitability from its relationship with the Fund was not a factor in determining whether to renew each Subadvisory Agreement. In evaluating overall fees for investment management, the Board recognized the inherently higher cost structure of subadvised funds.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	31

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadvisers

The Board understands that the Adviser, the Subadvisers or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and, in the case of the Adviser, the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadvisers may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreements between the Adviser and each of the Subadvisers with respect to the Fund were also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Portfolio manager changes

Effective August 1, 2011, the portfolio management team at Analytic Investors, LLC has changed as follows: Ram Willner no longer serves on the portfolio management team responsible for managing the options overlay strategy for the Fund. Harindra de Silva, Gregory McMurran, and Dennis Bein continue to remain on the team responsible for the management of the options overlay strategy.

32	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2007	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2007	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2007	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2007	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	33

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	2007	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2007	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

34	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Non-Independent Trustees[4] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	35

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2014; Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring in 2013; and Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of the Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

36	Tax-Advantaged Global Shareholder Yield Fund | Annual report

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		Epoch Investment Partners, Inc.
Deborah C. Jackson	Andrew G. Arnott	Analytic Investors, LLC
Charles L. Ladner*	Senior Vice President
Vice Chairman	and Chief Operating Officer	Custodian
Stanley Martin*		State Street Bank and
Hugh McHaffie†	Thomas M. Kinzler	Trust Company
Dr. John A. Moore*	Secretary and Chief Legal Officer
Patti McGill Peterson*		Transfer agent
Gregory A. Russo	Francis V. Knox, Jr.	Mellon Investor Services
John G. Vrysen†	Chief Compliance Officer
Legal counsel
*Member of the	Charles A. Rizzo	K&L Gates LLP
Audit Committee	Chief Financial Officer
†Non-Independent Trustee		Independent registered
	Salvatore Schiavone	public accounting firm
	Treasurer	PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HTY

For shareholder assistance refer to page 27

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	37

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P140A 10/11
12/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,485 for the fiscal year ended October 31, 2011 and $34,508 for the fiscal year ended October 31, 2010. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There aggregate fees billed for audit-related fees amounted to $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2010 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,391 for the fiscal year ended October 31, 2011 and $3,229 for the fiscal year ended October 31, 2010. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $1,184 for the fiscal year ended October 31, 2011 and $20 for the fiscal year ended October 31, 2010 billed to the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,676,353 for the fiscal year ended October 31, 2011 and $3,067,038 for the fiscal year ended October 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. As of October 31, 2011, the members of the audit committee were as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

Effective January 1, 2012, the members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Patti McGill Peterson
James F. Carlin

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)
Information about the Epoch portfolio managers Management Biographies and Fund Ownership

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

William W. Priest
Founder, chief executive officer, co-chief investment officer and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager,
Steinberg, Priest & Sloan Capital Management, LLC (2001–2004)
Began business career in 1965
Joined Fund team in 2007
Fund ownership — 5,100 shares

Eric Sappenfield
Managing director, portfolio manager and senior analyst,
Epoch Investment Partners, Inc. since 2006
Research analyst, Spear, Leads & Kellogg (2004–2006)
Senior analyst, Steinberg, Priest & Sloane Capital Management, LLC (2002–2004)
Began business career in 1985
Joined Fund team in 2007
Fund ownership — None

Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management,
Epoch Investment Partners, Inc. since 2005
Director and portfolio manager, Columbia Management Group, Inc. (2001–2005)
Began business career in 1986
Joined Fund team in 2007
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total net assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts, and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

William W. Priest	Other Registered Investment Companies: 11 accounts with
total net assets of approximately
$4.4 billion
Other Pooled Investment Vehicles: 33 accounts
with total net assets of approximately
$3.7 billion
Other Accounts: 144 accounts with
total net assets of approximately
$8.9 billion

Eric Sappenfield	Other Registered Investment Companies: 3 accounts with
total net assets of approximately
$1.5 billion
Other Pooled Investment Vehicles: 8 accounts with total net
assets of approximately
$1.1 billion
Other Accounts: 4 accounts with total net assets of approximately

$1.6 billion

Michael A. Welhoelter	Other Registered Investment Companies: 11 accounts with
total net assets of approximately
$4.4 billion
Other Pooled Investment Vehicles: 33 accounts
with total net assets of approximately
$3.7 billion
Other Accounts: 144 accounts with
total net assets of approximately
$8.9 billion

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above except for the following: With respect to other accounts managed by Messrs. Priest and Welhoelter, the Subadviser receives performance-based fees with respect to fifteen Other Accounts with total assets of approximately $2.1 billion and one Other Pooled Investment Vehicle with total assets of approximately $108 million. With respect to other accounts managed by Mr. Sappenfield, the Subadviser receives performance-based fees with respect to one Other Account with total assets of approximately $677 million.

Information about the Analytic portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Senior consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies: 8 (eight) accounts
with total net assets of approximately $2,020 million
Other Pooled Investment Vehicles: 19 (nineteen) accounts with total net assets of approximately $935 million
Other Accounts: 24 (twenty-four) accounts with total net assets of approximately $2,846 million

Gregory M. McMurran	Other Registered Investment Companies: 2 (two) accounts with total net assets of approximately $221 million
Other Pooled Investment Vehicles: 3 (three) accounts with total net assets of approximately $82 million
Other Accounts: 3 (three) accounts with total net assets of
approximately $182 million

Dennis Bein, CFA	Other Registered Investment Companies: 7 (seven) accounts
with total net assets of approximately $1,867 million
Other Pooled Investment Vehicles: 17 (seventeen) accounts with total net assets of approximately $865 million
Other Accounts: 23 (twenty-three) accounts with total net assets of approximately $2,677 million

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva and Bein, who each receive a fee based on performance for 6 accounts with total assets of $322 million in the “Other Pooled Investments” category and for 4 accounts with total assets of $362 million in the “Other Accounts” category in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers

Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

(b) As disclosed in the annual report, effective August 2011, the portfolio management team at Analytic Investors, LLC has changed as follows: Ram Willner no longer serves on the portfolio management team responsible for managing the options overlay strategy for the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2011